Loans Receivable, Net	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
Loans Receivable, Net
(3)	Loans Receivable, Net:

The components of loans receivable in the consolidated balance sheets as of December 31, 2014, and December 31, 2013, were as follows:

	December 31, 2014		December 31, 2013
	Amount	Percent	Amount	Percent
Real estate loans:
One-to-four family (closed end) first mortgages	$150,551	27.6%	155,252	28.1%
Second mortgages (closed end)	2,102	0.4%	3,248	0.6%
Home equity lines of credit	34,238	6.3%	34,103	6.2%
Multi-family	25,991	4.8%	29,736	5.4%
Construction	24,241	4.4%	10,618	1.9%
Land	26,654	4.9%	34,681	6.3%
Farmland	42,874	7.8%	51,868	9.4%
Non-residential real estate	150,596	27.6%	157,692	28.5%

Total mortgage loans	457,247	83.8%	477,198	86.4%
Consumer loans	14,438	2.6%	11,167	2.0%
Commercial loans	74,154	13.6%	64,041	11.6%

Total other loans	88,592	16.2%	75,208	13.6%

Total loans, gross	545,839	100.0%	552,406	100.0%

Deferred loan cost, net of fees	(286)		(92)
Less allowance for loan losses	(6,289)		(8,682)

Total loans	$539,264		543,632

The Company continues to reduce its land development loan portfolio exposure. The land development portfolio continues to be plagued by higher levels of loan losses, adverse risk classifications and regulatory scrutiny. At December 31, 2014, the Company has approximately $26.7 million land development loans, with $10.8 million, or 40.6% of the land development portfolio, being classified as substandard. At December 31, 2014, the Company has $37.4 million of total loans classified as substandard.

Loans serviced for the benefit of others totaled approximately $30.4 million, $32.6 million and $40.3 million at December 31, 2014, 2013 and 2012, respectively. At December 31, 2014, approximately $25.0 million of the $30.4 million in loans serviced by the Company are serviced for the benefit of Freddie Mac. Servicing loans for others generally consists of collecting mortgage payments, maintaining escrow amounts, disbursing payments to investors and foreclosure processing. The servicing rights associated with these loans are not material to the Company’s consolidated financial statements. Qualified one-to-four family first mortgage loans, non-residential real estate loans, multi-family loans and commercial real estate loans are pledged to the Federal Home Loan Bank of Cincinnati as discussed in Note 7.

The Company originates most fixed rate loans for immediate sale to FHLMC or other investors. Generally, the sale of such loans is arranged shortly after the loan application is tentatively approved through commitments.

The Company conducts annual reviews on all loan relationships above $1.0 million to ascertain the borrowers continued ability to service their debt as agreed. In addition to the credit relationships mentioned above, management may classify any credit relationship once it becomes aware of adverse credit trends for that customer. Typically, the annual review consists of updated financial statements for borrowers and any guarantors, a review of the borrower’s credit history with the Company and other creditors, and current income tax information. As a result of this review, management will classify loans based on their credit risk. Additionally, the Company provides a risk grade for all loans past due more than sixty days.

The Company uses the following risk definitions for risk grades:

Satisfactory loans of average strength having some deficiency or vulnerability to changing economic or industry conditions. These customers should have reasonable amount of capital and operating ratios. Secured loans may lack in margin or liquidity. Loans to individuals, perhaps supported in dollars of net worth, but with supporting assets may be difficult to liquidate.

Watch loans are acceptable credits: (1) that need continual monitoring, such as out-of territory or asset-based loans (since the Company does not have an asset-based lending department), or (2) with a marginal risk level to business concerns and individuals that; (a) have exhibited favorable performance in the past, though currently experiencing negative trends; (b) are in an industry that is experiencing volatility or is declining, and their performance is less than industry norms; and (c) are experiencing unfavorable trends in their financial position, such as one-time net losses or declines in asset values. These marginal borrowers may have early warning signs of problems such as occasional overdrafts and minor delinquency.

If considered marginal, a loan would be a “watch” until financial data demonstrated improved performance or further deterioration to a “substandard” grade usually within a 12-month period. In the table on page 38, Watch loans are included with satisfactory loans and classified as Pass.

Other Loans Especially Mentioned are currently protected but are potentially weak. These loans constitute an undue and unwarranted credit risk but not to the point of justifying a substandard classification. The credit risk may be relatively minor yet constitutes an unwarranted risk in light of the circumstances surrounding a specific loan. These credit weaknesses, if not checked or corrected, will weaken the loan or inadequately protect the Bank’s credit position at some future date.

A Substandard loan is inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. The loans are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected. This does not imply ultimate loss of the principal, but may involve burdensome administrative expenses and the accompanying cost to carry the credit. Examples of substandard loans include those to borrowers with insufficient or negative cash flow, negative net worth coupled with inadequate guarantor support, inadequate working capital, and/or significantly past-due loans and overdrafts.

A loan classified Doubtful has all the weaknesses inherent in a substandard credit except that the weaknesses make collection or liquidation in full (on the basis of currently existing facts, conditions, and values) highly questionable and improbable. The possibility of loss is extremely high, but because of certain pending factors charge-off is deferred until its more exact status may be determined. Pending factors include proposed merger, acquisition, or liquidation procedures, capital injection, perfecting liens on additional collateral, and refinancing plans. The doubtful classification is applied to that portion of the credit in which the full collection of principal and interest is questionable.

A loan is considered to be impaired when management determines that it is probable that the Company will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. The value of individually impaired loans is measured based on the present value of expected payments or using the fair value of the collateral if the loan is collateral dependent. Currently, it is management’s practice to classify all substandard or doubtful loans as impaired.

Loan Origination/Risk Management

The Company has certain lending policies and procedures in place that are designed to maximize loan income within an acceptable level of risk. Management reviews and approves these policies and procedures on a regular basis. A reporting system supplements the review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit, loan delinquencies and non-performing and potential problem loans. Diversification in the loan portfolio is a means of managing risk associated with fluctuations in economic conditions.

Commercial and industrial loans are underwritten after evaluating and understanding the borrower’s ability to operate profitably and prudently expand its business. Underwriting standards are designed to promote relationship banking rather than transactional banking. Once it is determined that the borrower’s management possesses sound ethics and solid business acumen, the Company’s management examines current and projected cash flows to determine the ability of the borrower to repay their obligations as agreed. Commercial and industrial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial and industrial loans are secured by the assets being financed or other business assets such as accounts receivable or inventory and may incorporate a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Commercial real estate loans are subject to underwriting standards and processes similar to commercial and industrial loans, in addition to those of real estate loans. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is generally largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Company’s commercial real estate portfolio are diverse in terms of type and geographic location. This diversity helps reduce the Company’s exposure to adverse economic events that affect any single market or industry. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. As a general rule, the Company avoids financing single-purpose projects unless other underwriting factors are present to help mitigate risk. The Company also utilizes third-party experts to provide insight and guidance about economic conditions and trends affecting market areas it serves. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. At December 31, 2014, approximately $82.0 million of the outstanding principal balance of the Company’s non-residential real estate loans were secured by owner-occupied properties, approximately $68.6 million was secured by non-owner occupied properties.

With respect to loans to developers and builders that are secured by non-owner occupied properties that the Company may originate from time to time, the Company generally requires the borrower to have had an existing relationship with the Company and have a proven record of success. Construction loans are underwritten utilizing feasibility studies, independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analysis of the developers and property owners. Construction loans are generally based upon estimates of costs and value associated with the completed project. These estimates may be inaccurate. Construction loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Company until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

The Company maintains an independent loan review function that is typically outsourced to firms that specialize in conducting loan reviews. Results of these reviews are presented to management. The loan review process complements and reinforces the risk identification and assessment decisions made by lenders and credit personnel, as well as the Company policies and procedures.

Most of the Company’s lending activity occurs in Western Kentucky and middle and western Tennessee. The majority of the Company’s loan portfolio consists of non-residential real estate loans and one-to-four family residential real estate loans.

Loans by classification type and the related valuation allowance amounts at December 31, 2014, were as follows:

		Special	Impaired Loans			Specific Allowance for	Allowance for Loans not
	Pass	Mention	Substandard	Doubtful	Total	Impairment	Impaired
December 31, 2014
One-to-four family mortgages	$146,129	203	4,219	—	150,551	51	1,147
Home equity line of credit	33,481	—	757	—	34,238	—	181
Junior lien	2,025	40	37	—	2,102	—	14
Multi-family	20,066	2,904	3,021	—	25,991	—	85
Construction	24,241	—	—	—	24,241	—	146
Land	15,328	362	10,964	—	26,654	663	460
Non-residential real estate	131,854	5,492	13,250	—	150,596	738	1,345
Farmland	40,121	516	2,237	—	42,874	—	461
Consumer loans	14,118	21	299	—	14,438	62	432
Commercial loans	71,246	325	2,583	—	74,154	—	504

Total	$498,609	9,863	37,367	—	545,839	1,514	4,775

Loans by classification type and the related valuation allowance amounts at December 31, 2013, were as follows:

		Special	Impaired Loans			Specific Allowance for	Allowance for Loans not
	Pass	Mention	Substandard	Doubtful	Total	Impairment	Impaired
December 31, 2013
One-to-four family mortgages	$149,351	814	5,087	—	155,252	597	1,451
Home equity line of credit	33,462	—	641	—	34,103	—	218
Junior lien	3,126	43	79	—	3,248	—	39
Multi-family	29,736	—	—	—	29,736	—	466
Construction	10,443	—	175	—	10,618	—	88
Land	19,899	52	14,730	—	34,681	771	534
Non-residential real estate	143,044	515	14,133	—	157,692	465	2,254
Farmland	46,042	480	5,346	—	51,868	—	510
Consumer loans	10,727	—	440	—	11,167	96	445
Commercial loans	61,502	526	2,013	—	64,041	—	748

Total	$507,332	2,430	42,644	—	552,406	1,929	6,753

Impaired loans by classification type and the related valuation allowance amounts at December 31, 2014, were as follows:

				For the year ended
	At December 31, 2014			December 31, 2014
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Impaired loans with no specific allowance
One-to-four family mortgages	$3,501	3,501	—	2,972	176
Home equity line of credit	757	757	—	690	35
Junior liens	37	37	—	39	2
Multi-family	3,021	3,021	—	1,342	190
Construction	—	—	—	29	—
Land	7,740	7,740	—	8,978	339
Non-residential real estate	12,057	12,057	—	8,672	669
Farmland	2,237	2,237		3,968	125
Consumer loans	51	51	—	36	3
Commercial loans	2,583	2,583	—	2,246	154

Total	31,984	31,984	—	28,972	1,693

Impaired loans with a specific allowance
One-to-four family mortgages	$718	718	51	1,434	44
Home equity line of credit	—	—	—	—	—
Junior liens	—	—	—	—	—
Multi-family	—	—	—	—	—
Construction	—	—	—	—	—
Land	3,224	4,737	663	3,418	160
Non-residential real estate	1,193	1,258	738	3,617	69
Farmland	—	—	—	619	—
Consumer loans	248	248	62	355	—
Commercial loans	—	—	—	100	—

Total	5,383	6,961	1,514	9,543	273

Total impaired loans	$37,367	38,945	1,514	38,515	1,966

Impaired loans by classification type and the related valuation allowance amounts at December 31, 2013, were as follows:

				For the year ended
	At December 31, 2013			December 31, 2013
	Recorded	Unpaid Principal	Related	Average Recorded	Interest Income
	Investment	Balance	Allowance	Investment	Recognized
Impaired loans with no specific allowance
One-to-four family mortgages	$3,216	3,216	—	2,361	8
Home equity line of credit	641	641	—	564	3
Junior liens	79	79	—	239	1
Multi-family	—	—	—	990	—
Construction	175	175	—	1,072	5
Land	10,882	12,315	—	10,668	186
Non-residential real estate	10,775	10,775	—	6,196	263
Farmland	5,346	5,346		6,955	149
Consumer loans	56	56	—	48	—
Commercial loans	2,013	2,013	—	2,391	95

Total	33,183	34,616	—	31,484	710

Impaired loans with a specific allowance
One-to-four family mortgages	$1,871	1,871	597	2,501	9
Home equity line of credit	—	—	—	279	—
Junior liens	—	—	—	113	—
Multi-family	—	—	—	—	—
Construction	—	—	—	1,385	—
Land	3,848	3,848	771	2,741	29
Non-residential real estate	3,358	4,222	465	2,243	111
Farmland	—	—	—	1,601	—
Consumer loans	384	384	96	401	—
Commercial loans	—	—	—	346	—

Total	9,461	10,325	1,929	11,610	149

Total impaired loans	$42,644	44,941	1,929	43,094	859

The following table presents the balance in the allowance for loan losses and the recorded investment in loans as of December 31, 2014, and December 31, 2013, by portfolio segment and based on the impairment method as of December 31, 2014, and December 31, 2013.

	Commercial	Land Development / Construction	Commercial Real Estate	Residential Real Estate	Consumer	Total
December 31, 2014:
Allowance for loan losses:
Ending allowance balance attributable to loans:
Individually evaluated for impairment	$—	$663	$738	$51	$62	$1,514
Collectively evaluated for impairment	504	606	1,891	1,342	432	4,775

Total ending allowance balance	$504	$1,269	$2,629	$1,393	$494	$6,289

Loans:
Loans individually evaluated for impairment	$2,583	$10,964	$18,508	$5,013	$299	$37,367
Loans collectively evaluated for impairment	71,571	39,931	200,953	181,878	14,139	508,472

Total ending loans balance	$74,154	$50,895	$219,461	$186,891	$14,438	$545,839

	Commercial	Land Development / Construction	Commercial Real Estate	Residential Real Estate	Consumer	Total
December 31, 2013:
Allowance for loan losses:
Ending allowance balance attributable to loans:
Individually evaluated for impairment	$—	$771	$465	$597	$96	$1,929
Collectively evaluated for impairment	748	622	3,230	1,708	445	6,753

Total ending allowance balance	$748	$1,393	$3,695	$2,305	$541	$8,682

Loans:
Loans individually evaluated for impairment	$2,013	$14,905	$19,479	$5,807	$440	$42,644
Loans collectively evaluated for impairment	62,028	30,394	219,817	186,796	10,727	509,762

Total ending loans balance	$64,041	$45,299	$239,296	$192,603	$11,167	$552,406

The average recorded investment in impaired loans for the years ended December 31, 2014, 2013 and 2012 was $38.5 million, $43.1 million and $79.3 million, respectively. Interest income recognized on impaired loans for the years ended December 31, 2014 and December 31, 2013 and December 31, 2012, was $2.0 million, $859,000 and $2.8 million, respectively. The following table provides a detail of the Company’s activity in the allowance for loan loss account allocated by loan type for the year ended December 31, 2014:

Year ended December 31, 2014	Balance 12/31/2013	Charge off 2014	Recovery 2014	General Provision 2014	Specific Provision 2014	Ending Balance 12/31/2014
One-to-four family mortgages	2,048	(233)	24	(304)	(337)	1,198
Home equity line of credit	218	(83)	3	(37)	80	181
Junior liens	39	—	9	(25)	(9)	14
Multi-family	466	—	—	(381)	—	85
Construction	88	(139)	9	58	130	146
Land	1,305	—	—	(74)	(108)	1,123
Non-residential real estate	2,719	(66)	864	(1,368)	(66)	2,083
Farmland	510	—	—	542	(591)	461
Consumer loans	541	(415)	109	(13)	272	494
Commercial loans	748	(296)	94	(244)	202	504

	8,682	(1,232)	1,112	(1,846)	(427)	6,289

The following table provides a detail of the Company’s activity in the allowance for loan loss account allocated by loan type for the year ended December 30, 2013:

Year ended December 31, 2013	Balance 12/31/2012	Charge off 2013	Recovery 2013	General Provision 2013	Specific Provision 2013	Ending Balance 12/31/2013
One-to-four family mortgages	$2,490	(852)	329	(285)	366	2,048
Home equity line of credit	374	(22)	9	(88)	(55)	218
Junior liens	230	(119)	71	5	(148)	39
Multi-family	524	(38)	164	(20)	(164)	466
Construction	256	—	—	(168)	—	88
Land	2,184	(1,432)	9	(718)	1,262	1,305
Non-residential real estate	2,921	(1,041)	14	757	68	2,719
Farmland	712	—	—	(202)	—	510
Consumer loans	338	(649)	246	228	378	541
Commercial loans	619	(291)	32	437	(49)	748

	$10,648	(4,444)	874	(54)	1,658	8,682

Non-accrual loans totaled $3.2 million and $10.1 million at December 31, 2014, and December 31, 2013, respectively. All non-accrual loans noted below are classified as either substandard or doubtful. Interest income foregone on such loans totaled $76,000 at December 31, 2014, $432,000 at December 31, 2013, and $271,000 at December 31, 2012, respectively. The Company is not committed to lend additional funds to borrowers whose loans have been placed on a non-accrual basis. There were no loans past due more than three months and still accruing interest as of December 31, 2014, and December 31, 2013. For the years ended December 31, 2014, and December 31, 2013, the components of the Company’s balances of non-accrual loans are as follows:

	12/31/2014	12/31/2013
One-to-four family first mortgages	$1,501	945
Home equity lines of credit	—	1
Junior liens	—	2
Multi-family	95	—
Construction	—	175
Land	215	1,218
Non-residential real estate	1,159	6,546
Farmland	115	703
Consumer loans	—	13
Commercial loans	90	463

Total non-accrual loans	$3,175	10,066

The table below presents loan balances at December 31, 2014, by loan classification allocated between past due, classified, performing and non-performing:

	Currently	30 - 89 Days	Non-accrual	Special	Impaired Loans Currently Performing
	Performing	Past Due	Loans	Mention	Substandard	Doubtful	Total
One-to-four family mortgages	$145,372	757	1,501	203	2,718	—	150,551
Home equity line of credit	33,338	143	—	—	757	—	34,238
Junior liens	2,025	—	—	40	37	—	2,102
Multi-family	20,066	—	95	2,904	2,926	—	25,991
Construction	24,241	—	—	—	—	—	24,241
Land	14,674	654	215	362	10,749	—	26,654
Non-residential real estate	131,854	—	1,159	5,492	12,091	—	150,596
Farmland	40,057	64	115	516	2,122	—	42,874
Consumer loans	14,104	14	—	21	299	—	14,438
Commercial loans	71,191	55	90	325	2,493	—	74,154

Total	$496,922	1,687	3,175	9,863	34,192	—	545,839

The table below presents loan balances at December 31, 2013, by loan classification allocated between performing and non-performing:

	Currently	30—89 Days	Non-accrual	Special	Impaired Loans Currently Performing
	Performing	Past Due	Loans	Mention	Substandard	Doubtful	Total
One-to-four family mortgages	$148,759	592	945	814	4,142	—	155,252
Home equity line of credit	33,369	93	1	—	640	—	34,103
Junior liens	3,126	—	2	43	77	—	3,248
Multi-family	29,736	—	—	—	—	—	29,736
Construction	10,443	—	175	—	—	—	10,618
Land	19,899	—	1,218	52	13,512	—	34,681
Non-residential real estate	142,701	343	6,546	515	7,587	—	157,692
Farmland	46,042	—	703	480	4,643	—	51,868
Consumer loans	10,493	234	13	—	427	—	11,167
Commercial loans	61,379	123	463	526	1,550	—	64,041

Total	$505,947	1,385	10,066	2,430	32,578	—	552,406

All loans listed as 30-89 days past due and non-accrual are not performing as agreed. Loans listed as special mention, substandard and doubtful are paying as agreed. However, the customer’s financial statements may indicate weaknesses in their current cash flow, the customer’s industry may be in decline due to current economic conditions, collateral values used to secure the loan may be declining, or the Company may be concerned about the customer’s future business prospects.

Troubled Debt Restructuring

On a periodic basis, the Company may modify the terms of certain loans. In evaluating whether a restructuring constitutes a troubled debt restructuring (TDR), Financial Accounting Standards Board has issued Accounting Standards Update 310 (ASU 310); A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring. In evaluating whether a restructuring constitutes a TDR, the Company must separately conclude that both of the following exist:

a.)	The restructuring constitutes a concession

b.)	The debtor is experiencing financial difficulties

ASU 310 provides the following guidance for the Company’s evaluation of whether it has granted a concession as follows:

If a debtor does not otherwise have access to funds at a market interest rate for debt with similar risk characteristics as the restructured debt, the restructured debt would be considered a below market rate, which may indicate that the Company may have granted a concession. In that circumstance, the Company should consider all aspects of the restructuring in determining whether it has granted a concession, the creditor must make a separate assessment about whether the debtor is experiencing financial difficulties to determine whether the restructuring constitutes a TDR.

A temporary or permanent increase in the interest rate on a loan as a result of a restructuring does not eliminate the possibility of the restructuring from being considered a concession if the new interest rate on the loan is below the market interest rate for loans of similar risk characteristics.

A restructuring that results in a delay in payment that is insignificant is not a concession. However, the Company must consider a variety of factors in assessing whether a restructuring resulting in a delay in payment is insignificant.

At December 31, 2014, the Company had no loans classified as performing TDRs as compared to no loans at December 31, 2013. A summary of the activity in loans classified as TDRs for the twelve month period ended December 31, 2014, is as follows:

	Balance at 12/31/13	New TDR	Loss or Foreclosure	Transfer to Held for Sale	Removed from (Taken to) Non-accrual	Balance at 12/31/14
(Dollars in Thousands)
One-to-four family mortgages	$—	—	—	—	—	$—
Home equity line of credit	—	—	—	—	—	—
Junior Lien	—	—	—	—	—	—
Multi-family	—	—	—	—	—	—
Construction	—	—	—	—	—	—
Land	—	—	—	—	—	—
Non-residential real estate	—	10,271	—	(6,987)	—	3,284
Farmland	—	—	—	—	—	—
Consumer loans	—	—	—	—	—	—
Commercial loans	—	—	—	—	—	—

Total performing TDR	$—	10,271	—	(6,987)	—	$3,284

A summary of the activity in loans classified as TDRs for the year ended December 31, 2013, is as follows:

	Balance at 12/31/12	New TDR	Loss or Foreclosure	Removed due to Payment or Performance	Removed from (Taken to) Non-accrual	Balance at 12/31/13
	(Dollars in Thousands)
One-to-four family mortgages	$1,888	242	—	(1,863)	(267)	—
Home equity line of credit	—	—	—	—	—	—
Junior Lien	96	—	—	(10)	(86)	—
Multi-family	234	—	—	(234)	—	—
Construction	4,112	—	—	—	(4,112)	—
Land	656	2,649	(393)	(656)	(2,256)	—
Non-residential real estate	3,173	266	(864)	—	(2,575)	—
Farmland	865	—	—	(865)	—	—
Consumer loans	5	—	—	(5)	—	—

Commercial loans	9	222	—	(231)	—	—

Total performing TDR	$11,038	3,379	(1,257)	(3,864)	(9,296)	—

The Company originates loans to officers and directors and their affiliates at terms substantially identical to those available to other borrowers. Loans to officers and directors at December 31, 2014 and December 31, 2013, were approximately $4.0 million and $4.8 million, respectively. At December 31, 2014, funds committed that were undisbursed to officers and directors approximated $447,000.

The following summarizes activity of loans to officers and directors and their affiliates for the years ended December 31, 2014, and December 31, 2013:

	2014	2013

Balance at beginning of period	$4,800	8,846
New loans	669	410
Principal repayments	(1,447)	(4,456)

Balance at end of period	$4,022	4,800